UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2008 (January 28, 2008)

Date of Report (Date of earliest event reported)

TERRA NOSTRA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-49631	86-0875500
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

790 East Colorado Blvd., 9th Floor

Pasadena, CA 91101

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (626) 796-0088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2008, Crystal Poe, a Director of Terra Nostra Resources Corp. (the “Company”), informed the Board of Directors of the Company that she was resigning from the Board of Directors effective January 28, 2008.  Ms. Poe did not resign as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company intends to have Ms. Poe serve as a director on its Hong Kong subsidiary.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

TERRA NOSTRA RESOURCES CORP.
January 31, 2008	By:	/s/Sun Li James Po Sun Liu James Po Chief Executive Officer

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